Equity Bancshares, Inc.

PRESS RELEASE - 08/22/23 Exhibit 99.1

Equity Bancshares, Inc. Elevates Krzysztof Slupkowski to Chief Credit Officer
Joined Wichita-based bank holding company in 2018 as credit manager, promoted from SVP

WICHITA, Kansas, August 22, 2023 – Equity Bancshares, Inc. (NYSE: EQBK), (“Equity”, “we”, “us”, “our”, the “Company”), the Wichita-based holding company of Equity Bank (the “Bank”), announced the promotion of Krzysztof P. Slupkowski to Chief Credit Officer (“CCO”) of Equity Bancshares, Inc., effective August 28, 2023.

“I’m pleased to announce the elevation of Krzysztof to Chief Credit Officer and have confidence he’ll continue to lead our credit administration teams while upholding our robust credit culture and supporting our sales, service and operations teams,” said Brad S. Elliott, Chairman and Chief Executive Officer of Equity. “We highlight entrepreneurial spirit among our core values, which allows us to promote key leaders from within when our team members seize opportunities.”

Mr. Slupkowski joined Equity in 2018 and has worked with Equity’s largest borrowers as Metro Market Chief Credit Officer guiding credit decisions for Equity’s locations in Wichita, Kansas City, and Tulsa. Prior to joining Equity, Mr. Slupkowski worked in different credit functions for Commerce Bancshares. Mr. Slupkowski earned his Master of Business Administration and Bachelor of Business Administration in Finance from Wichita State University.

Mr. Slupkowski will officially begin his duties as CCO on August 28, and will work with outgoing CCO John G. Creech to transition responsibilities up until that date.

“We continue to serve our customers with a nimble, highly tailored approach, and our teams work together across our franchise to deliver for one another, creating opportunities to make a difference and build a career from the moment they join our Company. We hired Krzysztof with a plan to train him to assume this role one day, and we are glad he was able to work with John to finalize his preparation,” said Mr. Elliott. “Our entrepreneurial spirit not only helps our brand grow, but provides lasting opportunities for dedicated, talented individuals who prioritize customers, communities, and colleagues.”

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on The New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

Equity Bancshares, Inc.

PRESS RELEASE - 08/22/23 Exhibit 99.1

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Media Contact:

John J. Hanley

Chief Marketing Officer

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com

Investor Contact:

Brian Katzfey

VP, Director of Corporate Development and Investor Relations

Equity Bancshares, Inc.

(316) 858-3128

bkatzfey@equitybank.com